                                                                SCHWABFUNDS(R)

                                                                    [LOGO]

                                                                    SCHWAB
                                                             CALIFORNIA TAX-FREE
                                                                  BOND FUNDS




ANNUAL REPORT
AUGUST 31, 1996

           [PHOTO OF THE SCHWAB BUILDING, SAN FRANCISCO, CALIFORNIA]

Dear Shareholder,

[Photo of      I'd like to take this opportunity to share some thoughts on
Charles        mutual fund investing and tell you how we're working to expand
R. Schwab]     our services to keep pace with your changing needs.

First, however, I want to extend a personal welcome to the many thousands of new shareholders who've joined the SchwabFunds Family(R) since our last report to you. With your support, we've become one of the largest and fastest-growing organizations in the mutual fund industry. Today, Charles Schwab Investment Management, Inc. serves nearly 2 million shareholders with total assets under management in excess of $39 billion. SchwabFunds(R) has grown into a mutual fund complex offering retail investors 26 funds covering a broad range of financial markets and investing approaches.

TIME-TESTED INVESTING STRATEGIES THAT OFFER YOU AN EXPANDING RANGE OF OPPORTUNITIES.

Over the past 12 months, we've introduced eight new funds, each built on specific, time-tested strategies. The three Schwab Asset Director(R) Funds help you diversify your portfolio through asset allocation, the Schwab S&P 500 Fund seeks to track U.S. stock market performance through indexing, the Schwab Analytics Fund(TM) uses advanced quantitative methods to identify attractive investment opportunities, and the three Schwab OneSource Portfolios help you diversify your portfolio across asset classes and fund management styles through their fund-of-funds approach.* Along with our other offerings, these new funds give you powerful tools you can use to help construct a custom investment portfolio that matches your individual goals. And, of course, they also allow you to tap into the combined investing expertise of our highly experienced team of professional portfolio managers.

ENHANCING SHAREHOLDER COMMUNICATIONS.

Our commitment to shareholders goes beyond simply offering you new investment opportunities. We also want to help you become a more-informed mutual fund investor by providing the in-depth information you need to help manage your portfolio more effectively. Toward that end, we've changed the format of this report to make it more informative.

If you'd like more information on any of the funds in the SchwabFunds Family, call 1-800-2 NO-LOAD (1-800-266-5623). Our representatives will be happy to provide you with a free prospectus, which contains more complete information on fund risks, charges and expenses. Please read it carefully before investing.

Thank you for placing your trust in us. We'll continue working hard to offer you an even broader range of strategic investment opportunities.


                                  /s/Charles R. Schwab
                                  --------------------
                                  Charles R. Schwab


*The Schwab OneSource Portfolios - Growth Allocation and Schwab OneSource Portfolios - Balanced Allocation Funds are in subscription until November 15, 1996, unless the subscription period is extended, at an introductory share price of $10. After that date the share price will fluctuate.

Cover: The Schwab Building, San Francisco, California

                                          ----------------------------------
                                          KEEP YOUR
                                          MONEY WORKING
                                          HARDER!

                                          Use this envelope to easily add to
                                          your Schwab Bond Fund:
                                          -----------------------------------
--------------------
CHARLES SCHWAB
--------------------
--------------------
Attn: Dept. MP333 4                                            --------------
--------------------                                             NO POSTAGE
                                                                NECESSARY IF
                                                                MAILED IN THE
                                                                UNITED STATES
                                                               --------------

----------------------------------------------------------------------
                        BUSINESS REPLY MAIL
     FIRST-CLASS MAIL    PERMIT NO. 18125    SAN FRANCISCO, CA
----------------------------------------------------------------------
                 POSTAGE WILL BE PAID BY ADDRESSEE



CHARLES SCHWAB & CO INC.
PO BOX 7778
SAN FRANCISCO CA 94120-9419

                                   [BAR CODE]

WE'VE MADE IT EASIER FOR YOU! TAKE ADVANTAGE OF THIS OPPORTUNITY TO ADD TO YOUR SCHWAB BOND FUND INVESTMENT.

Now, you can add to your account by using this convenient Schwab investment coupon. It's a simple, easy way to increase your investment. You can also have money transferred to your bond fund directly from your bank account or payroll check using Schwab's free Automatic Investment Plan (AIP)(1). If you'd like more information on AIP, just check the appropriate box on the coupon. We'll send you everything you need to get started.

DON'T DELAY. USE THIS CONVENIENT INVESTMENT ENVELOPE AND SEND YOUR CHECK TODAY!

(1) The Automatic Investment Plan does not ensure profit or protect against loss in declining markets.

--------------------------------------------------------------------------------
                              PLEASE DETACH HERE.

SCHWAB BOND FUND
INVESTMENT COUPON
--------------------

Please enclose your check and this       ________________ - ________________
completed investment coupon in the               SCHWAB ACCOUNT NUMBER
attached postage-paid envelope.
                                         PLEASE INDICATE TO WHICH SCHWAB BOND
                                         FUND YOUR INVESTMENT SHOULD GO:
____________________________________
NAME                                     / / Schwab Long-Term Government Bond
                                              Fund

$                                        / / Schwab Short/Intermediate
____________________________________          Government Bond Fund
AMOUNT OF INVESTMENT*
                                         / / Schwab California Long-Term
                                              Tax-Free Bond Fund
____________________________________
SIGNATURE                                / / Schwab California
                                              Short/Intermediate Tax-Free Bond
/  /  Check here if you would like            Fund
      more investment coupons for
      future use.                        / / Schwab Long-Term Tax-Free Fund

/  /  Check here if you would like       / / Schwab Short/Intermediate Tax-Free
      more information on Schwab's            Fund
      Automatic Investment Plan (AIP).
                                         IF NO FUND IS INDICATED, YOUR
                                         INVESTMENT WILL GO INTO THE SWEEP
*THIS ENVELOPE MAY NOT BE USED FOR       ACCOUNT YOU'VE DESIGNATED.
 INITIAL INVESTMENTS. SUBSEQUENT
 INVESTMENT MINIMUM IS $100.

(C) 1996 Charles Schwab & Co., Inc.
All rights reserved. Member SIPC/NYSE.
Printed on recycled paper.
TF4269(10/96) CBS 10552
                                             (Lift here for more information.)


CHARLES SCHWAB

JUST FOLLOW THESE EASY STEPS TO INVEST IN YOUR SCHWAB BOND FUND:

        Fill out the Schwab investment coupon completely, including your name,
1. account number, amount of your check and signature. Please use one coupon for each account.

        Make your check payable to CHARLES SCHWAB & CO., INC., and enclose
2.      your check with the completed coupon in this postage-paid envelope.

        Then just drop your Schwab Bond Fund investment envelope in the mail
3. today--and start putting your money to work! If you have any questions, don't hesitate to call your local Schwab office or 1-800-2 NO-LOAD.


THIS ENVELOPE MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT SCHWAB BOND FUND PROSPECTUS. THE PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                          TABLE OF CONTENTS
DIVIDEND PAYMENT .................................................   2

PERFORMANCE ......................................................   3

TAXABLE EQUIVALENT YIELD .........................................   6

FUND INVESTMENTS .................................................   7

QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM
 AND MARKET OVERVIEW .............................................   9

FINANCIAL STATEMENTS AND NOTES ...................................  20

We are pleased to report to you on the performance of the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund (the "Funds") for their fiscal year ended August 31, 1996. During the fiscal year, both Funds continued to help you achieve your investment goals by providing a relatively steady stream of monthly income, exempt from federal and California personal income taxes and consistent with capital preservation. Each Fund's individual performance is reviewed in detail in the following pages.

DIVIDEND PAYMENT FOR THE FISCAL YEAR
FROM EACH FUND'S INCEPTION DATE

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

============================================================================

                        1993*          1994           1995          1996
----------------------------------------------------------------------------
Income Dividends      $ 0.13         $ 0.37         $ 0.42        $ 0.43
----------------------------------------------------------------------------
Capital Gains            --             --             --            --
----------------------------------------------------------------------------
*Commencement of operations April 21, 1993.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
============================================================================
                       1992*       1993       1994        1995        1996
----------------------------------------------------------------------------
Income Dividends     $ 0.51      $ 0.38     $ 0.56      $ 0.56      $ 0.57
----------------------------------------------------------------------------
Capital Gains           --          --      $ 0.12         --          --
----------------------------------------------------------------------------
*Commencement of operations February 24, 1992.

PERFORMANCE

Schwab California Short/Intermediate Tax-Free Bond Fund
================================================================================
                  Yield and Total Return as of August 31, 1996

                                                   Average Annual
               30-Day           One-Year            Total Return
              SEC Yield       Total Return    Since Inception (4/21/93)
--------------------------------------------------------------------------------
                4.20%             4.11%                 4.19%
--------------------------------------------------------------------------------

Total return assumes reinvestment of all dividends and capital gain distributions, if any. Past performance is no guarantee of future results. Principal value and investment returns will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Manager and Schwab waived a portion of their fees during the fiscal year and have guaranteed that maximum total operating expenses will not exceed 0.49% through at least 12/31/96. Without fee waivers and guarantees, for the periods ended 8/31/96, the Fund's 30-day SEC yield, one-year total return and average annual total return since inception would have been 3.53%, 3.72%, and, 3.77%, respectively.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
================================================================================
                  Yield and Total Return as of August 31, 1996

                                                   Average Annual
               30-Day           One-Year            Total Return
              SEC Yield       Total Return    Since Inception (2/24/92)
--------------------------------------------------------------------------------
                5.34%             6.43%                 7.20%
--------------------------------------------------------------------------------

Total return assumes reinvestment of all dividends and capital gain distributions, if any. Past performance is no guarantee of future results. Principal value and investment returns will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Manager and Schwab waived a portion of their fees during the fiscal year and have guaranteed that maximum total operating expenses will not exceed 0.49% through at least 12/31/96. Without fee waivers and guarantees, for the periods ended 8/31/96, the Fund's 30-day SEC yield, one-year total return and average annual total return since inception would have been 4.91%, 6.09%, and 6.80%, respectively.

       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND AND
                     THE LEHMAN 3-YEAR MUNICIPAL BOND INDEX

                        -------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                            THROUGH AUGUST 31, 1996
                        -------------------------------
                        ONE YEAR        SINCE INCEPTION
                          4.11%              4.19%
                        -------------------------------
[Line Graph of comparison of Schwab California Short/Intermediate Tax-Free Bond Fund and the Lehman 3-Year Municipal Bond Index.]

               Schwab California Short/
                 Intermediate Tax-Free        Lehman 3 year
                       Bond Fund           Municipal Bond Index
---------------------------------------------------------------
                                Corrected
                              Dp Par Value
              -------------------------------------------------
   DATE                Income                   Fund
---------------------------------------------------------------
                       10,000                  $10,000
4/21-4/30/93            9,924                    9,990
 5/31/93               10,021                   10,037
 6/30/93               10,085                   10,136
 7/31/93               10,090                   10,157
 8/31/93               10,185                   10,257
 9/30/93               10,229                   10,328
10/31/93               10,251                   10,340
11/30/93               10,237                   10,310
12/31/93               10,345                   10,444
 1/31/94               10,429                   10,517
 2/28/94               10,332                   10,372
 3/31/94               10,207                   10,188
 4/30/94               10,267                   10,239
 5/31/94               10,315                   10,272
 6/30/94               10,318                   10,253
 7/31/94               10,404                   10,356
 8/31/94               10,441                   10,390
 9/30/94               10,416                   10,350
10/31/94               10,390                   10,280
11/30/94               10,371                   10,167
12/31/94               10,416                   10,227
 1/31/95               10,502                   10,350
 2/28/95               10,613                   10,503
 3/31/95               10,708                   10,598
 4/30/95               10,744                   10,614
 5/31/95               10,909                   10,826
 6/30/95               10,935                   10,809
 7/31/95               11,050                   10,925
 8/31/95               11,137                   11,030
 9/30/95               11,168                   11,090
10/31/95               11,222                   11,174
11/30/95               11,294                   11,256
12/31/95               11,341                   11,296
 1/31/96               11,430                   11,366
 2/29/96               11,452                   11,358
 3/31/96               11,425                   11,308
 4/30/96               11,439                   11,325
 5/31/96               11,449                   11,332
 6/30/96               11,518                   11,393
 7/31/96               11,581                   11,466
 8/31/96               11,598                   11,483

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The performance graph compares a hypothetical $10,000 investment in the Schwab California Short/Intermediate Tax-Free Bond Fund since inception with a hypothetical investment in the Lehman 3-Year Municipal Bond Index. The
Index is unmanaged and assumes reinvestment of all dividends, and, unlike the Fund, does not reflect the payment of advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly. Fund total return assumes the reinvestment of all dividends and capital gain distributions, if any. The Investment Manager and Schwab waived a portion of their fees during the reporting period, and have guaranteed that maximum total operating expenses will not exceed 0.49% through at least 12/31/96. Without fee waivers and guarantees, the Fund's total return would have been lower.

       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
           IN THE SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND AND
                    THE LEHMAN GENERAL MUNICIPAL BOND INDEX

                          ----------------------------
                          Average Annual Total Returns
                            THROUGH AUGUST 31, 1996
                          ----------------------------
                          ONE YEAR     SINCE INCEPTION
                            6.43%           7.20%
                          ----------------------------
[Line Graph of Comparison of Schwab California Long-Term Tax-Free Bond Fund and the Lehman General Municipal Bond Index.]

            Schwab California Long-Term   Lehman General
Date             Tax-Free Bond Fund     Municipal Bond Index
  3/1/92         10,000                      $10,000
 3/31/92         10,099                      $10,004
 4/30/92         10,217                      $10,093
 5/31/92         10,410                      $10,212
 6/30/92         10,633                      $10,383
 7/31/92         11,082                      $10,694
 8/31/92         10,786                      $10,590
 9/30/92         10,835                      $10,659
10/31/92         10,474                      $10,554
11/30/92         10,921                      $10,743
12/31/92         11,110                      $10,853
 1/31/93         11,256                      $10,979
 2/28/93         11,775                      $11,376
 3/31/93         11,561                      $11,256
 4/30/93         11,674                      $11,370
 5/31/93         11,736                      $11,434
 6/30/93         11,969                      $11,624
 7/31/93         11,957                      $11,640
 8/31/93         12,235                      $11,882
 9/30/93         12,371                      $12,017
10/31/93         12,412                      $12,041
11/30/93         12,263                      $11,934
12/31/93         12,541                      $12,186
 1/31/94         12,671                      $12,326
 2/28/94         12,304                      $12,006
 3/31/94         11,683                      $11,517
 4/30/94         11,768                      $11,615
 5/31/94         11,867                      $11,716
 6/30/94         11,747                      $11,644
 7/31/94         12,008                      $11,864
 8/31/94         12,026                      $11,905
 9/30/94         11,824                      $11,730
10/31/94         11,508                      $11,521
11/30/94         11,235                      $11,313
12/31/94         11,420                      $11,562
 1/31/95         11,893                      $11,901
 2/28/95         12,238                      $12,295
 3/31/95         12,379                      $12,414
 4/30/95         12,394                      $12,407
 5/31/95         12,789                      $12,825
 6/30/95         12,677                      $12,613
 7/31/95         12,797                      $12,685
 8/31/95         12,960                      $12,866
 9/30/95         13,041                      $12,972
10/31/95         13,230                      $13,228
11/30/95         13,450                      $13,507
12/31/95         13,579                      $13,690
 1/31/96         13,682                      $13,785
 2/29/96         13,589                      $13,664
 3/31/96         13,415                      $13,436
 4/30/96         13,378                      $13,369
 5/31/96         13,373                      $13,379
 6/30/96         13,518                      $13,550
 7/31/96         13,641                      $13,700
 8/31/96         13,639                      $13,693

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The performance graph compares a hypothetical $10,000 investment in the Schwab California Long-Term Tax-Free Bond Fund since inception with a hypothetical investment in the Lehman General Municipal Bond Index. The Index is unmanaged and assumes reinvestment of all dividends, and, unlike the Fund, does not reflect the payment of advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly. Fund total return assumes the reinvestment of all dividends and capital gain distributions, if any. The Investment Manager and Schwab waived a portion of their fees during the reporting period, and have guaranteed that maximum total operating expenses will not exceed 0.49% through at least 12/31/96. Without fee waivers and guarantees, the Fund's total return would have been lower.

TAXABLE EQUIVALENT YIELD

To evaluate the performance of a tax-free bond fund, you should pay special attention to the fund's taxable equivalent yield. While hypothetical in nature, this measure of performance offers you a convenient way to assess the additional yield which would be required of a taxable bond fund in order for the yield of that fund to be equivalent to a tax-exempt yield after you pay federal and California personal income taxes.

1. If your 1996 combined federal and California personal income tax bracket is...

                34%     35%     37%     42%     45%
California
Tax-Free Yield
3.50%           5.30%   5.38%   5.56%    6.03%   6.36%
4.00%           6.06%   6.15%   6.35%    6.90%   7.27%
4.50%           6.82%   6.92%   7.14%    7.76%   8.18%
5.00%           7.58%   7.69%   7.94%    8.62%   9.09%
5.50%           8.33%   8.46%   8.73%    9.48%  10.00%
6.00%           9.09%   9.23%   9.52%   10.34%  10.91%

2. And you have     3. Here is what you would have to earn
   a tax-free          from a taxable investment to match
   investment          the tax-free yield.
   yielding...

The chart is for illustrative purposes only and does not reflect the performance of either Fund.


FUND INVESTMENTS

The investment portfolios of both California Tax-Free Bond Funds consist of a mix of investment-grade municipal bonds from a variety of California issuers. More detailed information on each Fund's investments, as of August 31, 1996, can be found in the Schedule of Investments section of this report following the Question and Answer section. This information is not necessarily indicative of the Funds' future holdings.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

TOP 10 HOLDINGS

BOND INVESTMENT                                     % OF FUND INVESTMENTS

  Los Angeles, California Unified School District            7.38%

  Orange County, California Municipal Water Facilities       6.58%

  Port of Long Beach, California Harbor                      4.70%

  California State Public Works
  (University of California Projects)                        4.61%

  California Statewide Community Development
  Authority                                                  4.59%

  Foothill, California Transit Zone                          4.42%

  California State Public Works
  (California State University)                              4.38%

  Rancho, California Water District                          4.35%

  California State Public Works
  (Department of Corrections)                                4.14%

  Los Angeles, California Wastewater System                  4.10%


PORTFOLIO QUALITY SUMMARY

AAA      AA      A       BBB     Other
38%     21%     30%     7%      4%*

As of August 31, 1996 this summary reflects the published ratings (for the investments in the portfolio) of Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies and percentages are dollar-weighted.

*Includes short-term securities.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

TOP 10 HOLDINGS

BOND INVESTMENT                                        % OF FUND INVESTMENTS

  California Health Facilities
  Financing Authority (Children's Hospital)                     4.86%

  Southern California Public Power Authority
  (San Juan Power Project)                                      4.24%

  California State Public Works (California State University)   4.23%

  California Health Facilities
  Financing Authority (Marshall Hospital)                       4.11%

  Santa Clara County, California Financing Authority            3.95%

  Orange County, California Sanitation District                 3.59%

  San Diego, California Public Facilities Finance Authority     3.54%

  Northern California Power Agency
  Multiple Capital Facilities                                   3.51%

  Westminster, California Public Financing Authority            3.47%

  San Francisco, California Bay Area Rapid Transit              3.35%

PORTFOLIO QUALITY SUMMARY

AAA      AA      A       Other
54%     13%     29%     4%*

As of August 31, 1996 this summary reflects the published ratings (for the investments in the portfolio) of Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies and percentages are dollar-weighted.

*Includes short-term securities.

QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM OF
CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

STEPHEN B. WARD - Senior Vice President and Chief Investment Officer, has overall responsibility for the management of each Fund's portfolio. Steve joined CSIM as Vice President and Portfolio Manager in April 1991, and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was Vice President and Portfolio Manager at Federated Investors. He holds an MBA from the Wharton School, a B.A. in economics from Virginia Tech, and has been a Chartered Financial Analyst since 1985.

JOANNE LARKIN - Portfolio Manager, has primary responsibility for the day-to-day management of each Fund's portfolio. Joanne joined CSIM as Portfolio Manager in February 1992. Prior to joining CSIM, Joanne was Portfolio Manager for the Shearson Lehman California Municipal Bond Fund and E.F. Hutton's Municipal Cash Reserve Management. She holds a B.A. in sociology from Rosemont College.

MARKET OVERVIEW

ECONOMIC HIGHLIGHTS

At the beginning of the fiscal year there was concern about the likelihood of an economic recession. However, as time progressed the economic climate changed. By August 31, 1996, sentiment was focused on the apparent strength of the economy and its potential impact on future inflation. During the first half of 1996, many economic observers were surprised by the increase in the real Gross Domestic Product (GDP) growth rate and the strength of the labor market. The real GDP growth rate was 2.0% for the first quarter of 1996 and 4.7% for the second quarter. The average monthly increase in payroll employment jumped from 185,000 in 1995 to 234,000 during the first eight months of 1996, leading to the lowest unemployment rates in this decade.

The economy continues to exhibit signs of strong economic growth as evidenced by the growth in jobs, retail sales, auto sales and construction spending. Inflation has remained relatively low, as evidenced by the

3.0% increase in the Consumer Price Index (CPI) for the 12 months ended
August 31, 1996. However, there still remains a concern that the economy is performing at or near its employment and manufacturing capacity. As a result, the Federal Reserve (the Fed) has indicated it will maintain a posture of "heightened surveillance" and remain diligent in its effort to prevent increases in inflation.

                    TOTAL RETURN PERFORMANCE
                   GROWTH OF A DOLLAR INVESTED

[Line Graph of Total Return Performance of the Schwab Small-Cap Index, S & P 500, Schwab International Index, and the Lehman M F General U.S. Govt. Index.]

                          Schwab      Schwab         Lehman MF
                        Small Cap   International   General US
             S&P 500      Index       Index         Govt. Index
Aug-95       $1.000     $1.000      $1.000          $1.000
Sep-95        1.042      1.020       1.024           1.010
Oct-95        1.038      0.971       1.007           1.025
Nov-95        1.084      1.017       1.035           1.041
Dec-95        1.105      1.042       1.075           1.056
Jan-96        1.142      1.039       1.078           1.062
Feb-96        1.153      1.081       1.080           1.040
Mar-96        1.164      1.100       1.101           1.032
Apr-96        1.181      1.158       1.127           1.025
May-96        1.212      1.197       1.113           1.024
Jun-96        1.216      1.159       1.121           1.037
Jul-96        1.162      1.066       1.092           1.039
Aug-96        1.187      1.133       1.101           1.037

Total return assumes reinvestments of all dividends and capital gain distributions. Past performance is no guarantee of future results. The indices are representative returns of specific market sectors from 9/1/95 through 8/31/96 and do not reflect a fund's performance. Indices are unmanaged, and unlike a fund, do not reflect advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.

DOMESTIC EQUITY MARKET HIGHLIGHTS

As shown in the graph above, large-cap stocks, as represented by the S&P 500, outperformed small-cap stocks, international stocks and bonds, achieving a total return of 18.7% for the fiscal year. The S&P 500 reached its fiscal year high late in May, marking the end of (or at least a pause in) a remarkable 52.4% total return since the beginning of 1995.

Many segments of the equity market reached record highs and demonstrated significant volatility during the fiscal year. The Dow Jones Industrial Average and the S&P 500 reached record highs of 5,778.0 on May 22 and 678.5 on May 24, respectively. The NASDAQ Index reached a record high of 1,249.1 on June 5, then proceeded to drop 8.6% by the end of the fiscal year. Three of the eight all-time largest daily point losses for the Dow occurred during the fiscal year -- two of which were a result of stronger than expected payroll growth and the attendant fears that the Fed might raise short-term interest rates.

Using most traditional measures, such as price-to-book value and dividend yield, many major market indices remain valued near their historic highs. The primary exception is the price-to-earnings ratio which, at 19 times earnings (for the S&P 500), is well above its historical average, but below its 1991 and 1987 highs of 26 and 22, respectively.

INTERNATIONAL EQUITY MARKET HIGHLIGHTS

International equity returns were more modest and were heavily influenced by the strengthening dollar. In local currency terms, the total return of the Schwab International Index(R) 1 for the 12 months ended August 31, 1996 was 13.43%. However, because the U.S. dollar increased in value against most other currencies, the total return for U.S. dollar-denominated investors was 10.14%.

1 The Schwab International Index is representative of the international equity market. This Index is comprised of the stocks of the 350 largest non-U.S. companies located in countries with developed securities markets and excludes investment companies.

         30-YEAR AND 5-YEAR TREASURY BOND YIELDS

[Line Graph of Comparison of 30-Year Treasury Bond Yield and 5-Year Treasury Bond Yield.]

                   30-Year                 5-Year
                Treasury Bond           Treasury Bond
                    Yield                   Yield

9/1/95                  6.62%                  6.02%
9/8/95                  6.59                   6.03
9/15/95                 6.48                   5.93
9/22/95                 6.59                   6.06
9/29/95                 6.50                   6.02
10/6/95                 6.42                   5.88
10/13/95                6.30                   5.80
10/20/95                6.36                   5.90
10/27/95                6.36                   5.83
11/3/95                 6.28                   5.70
11/10/95                6.34                   5.76
11/17/95                6.23                   5.65
11/24/95                6.25                   5.69
12/1/95                 6.09                   5.49
12/8/95                 6.05                   5.55
12/15/95                6.10                   5.57
12/22/95                6.06                   5.50
12/29/95                5.95                   5.38
1/5/96                  6.05                   5.41
1/12/96                 6.15                   5.43
1/19/96                 5.97                   5.27
1/26/96                 6.05                   5.33
2/2/96                  6.16                   5.26
2/9/96                  6.10                   5.23
2/16/96                 6.24                   5.30
2/23/96                 6.41                   5.51
3/1/96                  6.37                   5.58
3/8/96                  6.71                   6.06
3/15/96                 6.74                   6.18
3/22/96                 6.66                   6.06
3/29/96                 6.67                   6.09
4/5/96                  6.82                   6.38
4/12/96                 6.80                   6.29
4/19/96                 6.79                   6.32
4/26/96                 6.79                   6.28
5/3/96                  7.12                   6.60
5/10/96                 6.93                   6.47
5/17/96                 6.83                   6.41
5/24/96                 6.83                   6.41
5/31/96                 6.99                   6.63
6/7/96                  7.03                   6.70
6/14/96                 7.09                   6.70
6/21/96                 7.10                   6.72
6/28/96                 6.87                   6.46
7/5/96                  7.19                   6.82
7/12/96                 7.03                   6.65
7/19/96                 6.97                   6.57
7/26/96                 7.01                   6.63
8/2/96                  6.74                   6.27
8/9/96                  6.69                   6.22
8/16/96                 6.77                   6.30
8/23/96                 6.96                   6.51
8/30/96                 7.12                   6.72

DOMESTIC BOND MARKET HIGHLIGHTS

As shown in the chart above, during the first half of the fiscal year, both intermediate and long-term Treasury bond yields declined, causing a corresponding increase in the value of bonds. This decline in rates was a result of concerns over a potential recession, an anticipated decline in demand for borrowing and reduced inflationary expectations. The domestic bond market experienced a dramatic reversal in sentiment during February, which marked the beginning of a sharp increase in Treasury bond yields and a corresponding decrease in the value of bonds. The increase in rates was a result of strong economic data and concerns that the economy may be growing too fast, which could result in higher inflation levels in the future.

Q. WHAT ACTIONS DID THE PORTFOLIO MANAGERS TAKE ON BEHALF OF THE FUNDS TO RESPOND TO CHANGES IN INTEREST RATES?

A. In response to the strong economic reports, heightened market volatility and the possibility of restrictive action by the Fed, we adopted a defensive portfolio strategy in both of the Funds. By maintaining the Funds' weighted average maturity in a moderately short to neutral position, we were able to minimize the effects of short-term market volatility as well as minimize any decline in the value of portfolio holdings resulting from rising interest rates.

During most of the fiscal year, the average maturity of the Schwab California Short/Intermediate Tax-Free Bond Fund was maintained in the range of 3.5 to 3.9 years. The Schwab California Long-Term Tax-Free Bond Fund maintained an average maturity of approximately 18 years throughout much of the fiscal year. Given the Funds' typical maturity ranges, this represents a cautious strategy, reflecting our concern over the strong economic data, while also taking into account the relative strength of the municipal bond market during the latter half of the fiscal year.

During the fiscal year, we made moderate adjustments to each Fund's weighted average portfolio maturity in an effort to lock in higher yields during periods when we felt the market had overreacted to some of the strong employment and other economic reports. Short-term supply and demand conditions also played an important role. As is typical in July, there was a significant degree of liquidity in the market resulting from the fact that many bonds mature or first become callable in June. The proceeds from these maturing bonds are reinvested in various sectors of the market based on investors' expectations of future market performance. This is called a rollover. Our view was that there would be more than normal demand for long-term municipal bonds, relative to a typical rollover period. We held this view primarily because we felt investors would be less likely to invest rollover proceeds into an equity market

                    30-YEAR AND 5-YEAR MUNICIPAL BOND YIELDS


[Line Graph of Comparison of 30-Year Municipal Bond Yield and 5-Year Municipal Bond Yield.]

                30-Year        5-Year
                 Muni           Muni
                 Bond           Bond
                Yield          Yield
--------------------------------------
  9/1/95        5.85%          4.29%
  9/8/95        5.79           4.23
 9/15/95        5.69           4.13
 9/22/95        5.81           4.30
 9/29/95        5.81           4.30
 10/6/95        5.71           4.24
10/13/95        5.62           4.15
10/20/95        5.62           4.19
10/27/95        5.65           4.27
 11/3/95        5.54           4.20
11/10/95        5.57           4.25
11/17/95        5.52           4.20
11/24/95        5.53           4.21
 12/1/95        5.39           4.13
 12/8/95        5.28           4.08
12/15/95        0.0532         4.18
12/22/95        5.36           4.22
12/29/95        5.28           4.14
  1/5/96        5.27           4.20
 1/12/96        5.32           4.25
 1/19/96        5.23           4.16
 1/26/96        5.29           4.20
  2/2/96        5.23           4.08
  2/9/96        5.16           3.98
 2/16/96        5.17           3.94
 2/23/96        5.30           4.04
  3/1/96        5.34           4.06
  3/8/96        5.62           4.32
 3/15/96        5.81           4.51
 3/22/96        5.69           4.38
 3/29/96        5.69           4.38
  4/5/96        5.82           4.51
 4/12/96        5.78           4.48
 4/19/96        5.72           4.57
 4/26/96        5.66           4.42
  5/3/96        5.86           4.62
 5/10/96        5.80           4.56
 5/17/96        5.73           4.55
 5/24/96        5.69           4.51
 5/31/96        5.82           4.64
  6/7/96        5.97           4.79
 6/14/96        5.92           4.74
 6/21/96        5.89           4.71
 6/28/96        5.77           4.61
  7/5/96        5.94           4.78
 7/12/96        5.82           4.68
 7/19/96        5.74           4.60
 7/26/96        5.70           4.59
  8/2/96        5.51           4.40
  8/9/96        5.44           4.33
 8/16/96        5.49           4.37
 8/23/96        5.61           4.47
 8/30/96        5.71           4.57

which was near all-time highs. As the graph above and on the next page show, there was a reduction in municipal bond yields in July, as well as a reduction in municipal bond yields relative to Treasury bond yields. We were able to capitalize on this market move by extending the average maturity of the Schwab California Long-Term Tax-Free Bond Fund from 17.5 years to 19.4 years during June. This extension enhanced the positive impact of these market movements.

In view of the strong outlook for economic growth at the end of the fiscal year, we expect to remain cautious in our strategies for managing both Funds. We will continue to focus on the economic and political environment and to monitor the various sectors of the municipal securities market that may impact our investment strategies.

                   RATIO OF TAX-EXEMPT TO TAXABLE BOND YIELD

[Line Graph of Ratio of Tax-Exempt to Taxable Bond Yield of 30-Year and
5-Year.]


             30-YEAR      5-YEAR
--------     -------      ------
9/1/95        88.4%      71.3%
9/8/95        87.9       70.2
9/15/95       87.8       69.7
9/22/95       88.2       71.0
9/29/95       89.4       71.5
10/6/95       88.9       72.1
10/13/95      89.1       71.6
10/20/95      88.3       71.1
10/27/95      88.9       73.3
11/3/95       88.2       73.7
11/10/95      87.9       73.7
11/17/95      88.6       74.3
11/24/95      88.5       74.0
12/1/95       88.6       75.2
12/8/95       87.2       73.5
12/15/95      87.2       75.1
12/22/95      88.4       76.7
12/29/95      88.8       76.9
1/5/96        87.2       77.6
1/12/96       86.5       78.3
1/19/96       87.5       79.0
1/26/96       87.5       78.8
2/2/96        84.9       77.6
2/9/96        84.6       76.1
2/16/96       82.8       74.4
2/23/96       82.7       73.3
3/1/96        83.9       72.8
3/8/96        83.7       71.3
3/15/96       86.2       73.0
3/22/96       85.5       72.3
3/29/96       85.3       72.0
4/5/96        85.3       70.7
4/12/96       85.0       71.2
4/19/96       84.3       72.3
4/26/96       83.4       70.4
5/3/96        82.3       70.0
5/10/96       83.7       70.4
5/17/96       83.9       71.0
5/24/96       83.3       70.4
5/31/96       83.3       70.0
6/7/96        84.9       71.5
6/14/96       83.5       70.7
6/21/96       83.0       70.1
6/28/96       84.0       71.3
7/5/96        82.6       70.1
7/12/96       82.8       70.3
7/19/96       82.3       70.0
7/26/96       81.3       69.3
8/2/96        81.7       70.2
8/9/96        81.3       69.6
8/16/96       81.1       69.4
8/23/96       80.6       68.7
8/30/96       80.2       68.0


Q. HOW DO THE SCHWAB CALIFORNIA TAX-FREE BOND FUNDS FIT INTO AN ASSET ALLOCATION PLAN?

A. The Schwab California Tax-Free Bond Funds can be used to fulfill all or a portion of the bond component of an asset allocation plan. Bond funds can be an important element in an asset allocation plan because of their ability to generate income and reduce overall portfolio volatility. The choice of a taxable or tax-exempt bond fund, in part, depends on whether or not you plan to hold the fund in a tax-deferred account, such as an IRA or 401(k). If not, your marginal tax bracket will play an important role in your choice of a taxable or tax-exempt fund.

Short/intermediate bond funds historically have offered greater price stability in exchange for lower yields, while funds with longer weighted average maturities historically have paid higher yields with correspondingly greater price volatility. Funds with longer weighted average maturities historically have offered more stable income streams because they can lock in rates on individual bonds for longer periods of time. The selection of the most appropriate fund will depend on your degree of risk tolerance and your investing time frame. To position your income portfolio to respond to fluctuating interest rates or to create a balanced combination of maturities, you may wish to consider investing in both Schwab California Tax-Free Bond Funds.

Q.  HOW ARE THE FUNDS' MONTHLY DIVIDEND DISTRIBUTIONS DETERMINED?

A. Our general dividend policy is to pay out 100% of each Fund's net investment income to shareholders on an annual basis. Since net investment income is accrued daily, and some months have more days than others, we apply a "normalization" factor to each month's dividend. This factor is designed to smooth out the normal monthly in dividends which would result from the varying number of days in different months. However, this does not mean that the monthly dividend will not fluctuate. Fund holdings are constantly changing as new investors invest in the Fund, or as we make changes in the portfolio to respond to changing market conditions. For example, if interest rates fall, we invest new shareholder contributions and reinvested dividends at the new lower rates, which in turn has the effect of reducing the monthly dividend. We believe that this is not necessarily bad, since a fall in rates is typically associated with a rise in the Fund's net asset value. Some bond funds make an effort to maintain a constant monthly dividend. We believe that this is not always a wise strategy, because in times of falling interest rates, the manager may be taking on additional portfolio risk in order to maintain the dividend level.

Q.  WHAT IS YOUR VIEW OF THE ECONOMIC CLIMATE IN CALIFORNIA?

A. During the last two years, California's economic recovery has broadly reflected the movement and pace of national trends. While California has regained all the jobs it lost during the last recession, the State's unemployment rate continues to exceed the national average. Moreover, a persistent softness in the real estate market -- and sluggish figures for new home construction -- will likely keep unemployment levels above the national average in the near future.

While California has eliminated its accumulated budget deficit of approximately $2 billion, lawmakers will continue to face the challenges of maintaining necessary services -- education, infrastructure improvements, public health, welfare and safety -- with available tax revenues against a backdrop of budget reductions. Governor Pete Wilson's current budget proposal assumes levels of federal assistance and state economic growth that may or may not be realized. Consequently, the state's financial position over the next 12 months is yet to be determined.

We are satisfied with the credit quality of the California securities the Funds own, and we will continue to monitor the state's economic situation closely. California's current long-term credit ratings are A1 from Moody's Investor Service, A+ from Standard & Poor's Corporation and A+ from Fitch Investors Services, three well known rating agencies. These ratings reflect recent upgrades by Standard & Poor's and Fitch, which are indications of California's recovering economy.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------
PORTFOLIO SUMMARY

                         ASSET GROWTH

    Total                     Total                Percentage
 Net Assets                Net Assets              Growth Over
as of 8/31/96             as of 8/31/95             Reporting
   (000s)                    (000s)                  Period
--------------------------------------------------------------
   $45,788                   $40,639                      13%
--------------------------------------------------------------

         AVERAGE WEIGHTED MATURITY AT AUGUST 31, 1996

                           Value         % of          % of
Maturity Schedule         (000s)       Portfolio     Portfolio
--------------------------------------------------------------
                                                      (cum.)
   1 -  6 Months          $   836          1.9%          1.9%
   7 - 36 Months           13,810         30.5          32.4
  37 - 60 Months           21,765         48.1          80.5
  Over 60 Months            8,830         19.5         100.0%
                          -------        -----
                          $45,241        100.0%
                          =======        =====

Average Weighted Maturity--3.62 Years

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
PORTFOLIO SUMMARY

                        ASSET GROWTH

    Total                    Total                 Percentage
 Net Assets               Net Assets               Growth Over
as of 8/31/96            as of 8/31/95              Reporting
   (000s)                   (000s)                   Period
--------------------------------------------------------------
  $101,616                  $90,045                       13%
--------------------------------------------------------------

         AVERAGE WEIGHTED MATURITY AT AUGUST 31, 1996

                           Value         % of          % of
Maturity Schedule         (000s)       Portfolio     Portfolio
--------------------------------------------------------------
                                                      (cum.)
    0 -  1 Year          $  4,390          4.4%          4.4%
    2 - 10 Years            1,303          1.3           5.7
   11 - 20 Years           51,505         51.3          57.0
   21 - 30 Years           43,206         43.0         100.0%
                         --------        -----
                         $100,404        100.0%
                         ========        =====

Average Weighted Maturity--18.79 Years

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                               Par        Value
                                                              ------     -------
MUNICIPAL BONDS--98.1%(a)
California Housing Finance Agency Home Mortgage
  Revenue Bonds Series G (Aa AA-)
  5.65%, 02/01/98                                              $ 500       $ 506
  5.65%, 08/01/98                                                585         594
  5.85%, 08/01/99                                                320         328
  6.00%, 08/01/00                                                410         422
California State Public Works Board Lease Revenue
  Refunding Bonds (California Community College
  Projects) Series 1993A (A A-)
  4.70%, 12/01/99                                              1,000       1,002
California State Public Works Board Lease Revenue
  Refunding Bonds (California State University)
  Series 1993A (A A-)
  4.30%, 12/01/99                                              2,000       1,982
California State Public Works Board Lease Revenue
  Refunding Bonds (Department of Corrections State
  Prisons) Series A/(AMBAC Insurance) (Aaa AAA)
  4.70%, 12/01/00                                              1,865       1,874
California State Public Works Board Lease Revenue
  Refunding Bonds (Department of Corrections-State
  Prison-Susanville) Series D (A A-)
  4.40%, 06/01/00                                              1,000         986
California State Public Works Board Lease Revenue
  Refunding Bonds (Various University of
  California Projects) Series A (A A-)
  4.70%, 06/01/00                                              1,020       1,011
California State Public Works Board Lease Revenue
  Refunding Bonds (Various University of
  California Projects) Series A/
  (AMBAC Insurance) (Aaa AAA)
  5.60%, 12/01/01                                              2,000       2,085
California Statewide Community Development
  Authority Hospital Revenue Bonds Certificates of
  Participation (St. Joseph Health Systems)
  (Aa AA)
  5.30%, 07/01/00                                              2,035       2,078
California Statewide Community Development
  Authority Hospital Revenue Refunding Bonds
  Certificates of Participation (Cedars-Sinai
  Medical Center) (A1 -)
  4.40%, 11/01/00                                              1,235       1,204
Contra Costa County, California Transportation
  Authority Sales Tax Revenue Bonds Series A/
  (FGIC Insurance) (Aaa AAA)
  4.80%, 03/01/01                                              1,000       1,005
Foothill, California Transit Zone Certificates of
  Participation Refunding Bonds Referendum
  Series A (Baa1 -)
  4.50%, 05/01/97                                              1,000       1,000
  4.50%, 11/01/97                                              1,000       1,000

------------------------------------------------------------------------------

                                                               Par        Value
                                                              ------     -------
Garden Grove, California Tax Allocation Refunding
  Bonds (Community Development Projects) (- A)
  4.70%, 10/01/98                                             $1,060      $1,059
Los Angeles County, California Flood Control
  District Revenue Bonds (Aa1 AA-)
  4.30%, 03/01/00                                              1,090       1,082
Los Angeles, California Convention & Exhibition
  Center Authority Certificates of Participation
  Series A/(Escrowed to Maturity with Government
  Securities) (Aaa AAA)
  7.38%, 08/15/99                                              1,000       1,095
Los Angeles, California State Building Authority
  Revenue Refunding Bonds (California Department
  of General Services) Series A (A A-)
  4.50%, 05/01/98                                                400         399
  4.70%, 05/01/99                                                450         449
Los Angeles, California Unified School District
  Certificates of Participation (Multiple
  Properties) Series 1994B/(AMBAC Insurance)
  (Aaa AAA)
  5.70%, 12/01/99                                              3,215       3,339
Los Angeles, California Wastewater System Revenue
  Bonds Series A (A1 A)
  6.60%, 02/01/99                                              1,775       1,857
Morgan Hill, California Unified School District
  Certificates of Participation (A1 -)
  4.80%, 08/01/99                                                510         509
Northern California Power Agency Revenue Bonds
  (Geothermal Project No. 3) Series B/(AMBAC
  Insurance) (Aaa AAA)
  5.00%, 07/01/99                                              1,360       1,382
Orange County, California Municipal Water
  Facilities Certificates of Participation
  (Allen-McColloch Pipeline)/(MBIA Insurance)
  (Aaa AAA)
  4.60%, 07/01/01                                              3,000       2,977
Port of Long Beach, California Harbor Revenue
  Bonds (Aa AA-)
  7.10%, 05/15/99                                              2,000       2,127
Rancho, California Water District Financing
  Authority Revenue Bonds/(Toronto-Dominion Bank
  LOC) (Aa2 AA)
  4.70%, 09/15/01                                              2,000       1,967
Riverside County, California Public Financing
  Authority Special Tax Revenue Bonds Series
  A/(MBIA Insurance) (Aaa AAA)
  4.40%, 09/01/01                                              1,750       1,724
San Diego County, California Tax & Revenue
  Anticipation Notes (MIG1 SP1+)
  4.38%, 09/30/97                                              1,500       1,505
San Francisco, California Port Commission Revenue
  Refunding Bonds (A BBB+)
  5.00%, 07/01/00                                              1,500       1,500

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                               Par        Value
                                                              ------     -------
San Joaquin, California Area Flood Control Agency
  Special Assessment Bonds/(FSA Insurance) (Aaa -)
  5.10%, 09/02/03                                             $1,700      $1,702
San Ramon Valley, California Unified School
  District Certificates of Participation (Measure
  A Capital Project) Series A/(Escrowed to
  Maturity with Government Securities) (A -)
  4.90%, 10/01/99                                              1,100       1,104
Santa Monica, California Wastewater Enterprise
  Revenue Bonds (Hyperion Project) Series A
  (Pre-Refunded) (A1 A+)
  6.25%, 01/01/02                                              1,250       1,352
Stockton, California Health Facilities Revenue
  Bonds (St. Joseph Medical Center) Series A/(MBIA
  Insurance) (Aaa AAA)
  4.60%, 06/01/00                                                200         199
TOTAL MUNICIPAL BONDS                                                    -------
  (Cost $44,181)                                                          44,405
                                                                         -------
VARIABLE RATE OBLIGATIONS--1.7%(b)
California Pollution Control Financing Authority
  Revenue Bonds (Burney Forest Project) Series
  1988A/(National Westminster Bank LOC) (Aa3 -)
  3.70%, 09/01/96                                                100         100
California Pollution Control Financing Authority
  Revenue Bonds (Southern California Edison)
  Series 1986A (VMIG1 A-1+)
  3.75%, 09/01/96                                                100         100
Irvine Ranch Water District Consolidated Revenue
  Refunding Bonds Series 1985A-1/(Landesbank
  Hessen-Thuringen Girozentrale LOC) (- A-1)
  3.75%, 09/01/96                                                 50          50
Irvine, California Improvement Bond Act 1915
  Revenue Bonds (Assessment District No. 89-10)
  (VMIG1 A-1+)
  3.75%, 09/01/96                                                100         100
Irvine, California Improvement Bond Act 1915
  Revenue Bonds (Assessment District No. 95-12)
  Series 1996A/ (Kredietbank LOC) (Aa2 AA-)
  3.75%, 09/01/96                                                300         300

------------------------------------------------------------------------------

                                                               Par        Value
                                                              ------     -------
Orange County, California Sanitation District No.
  123 Certificates of Participation (Capital
  Improvement Program 1990-92) Series C/(FGIC
  Insurance) (VMIG1 A-1+)
  3.65%, 09/01/96                                               $100        $100
                                                                         -------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $750)                                                                750
                                                                         -------
                                                              Shares
                                                              ------
CASH EQUIVALENTS--0.2%(c)
Provident Institutional Funds--
  California Money Fund Portfolio
  2.97%, 09/07/96                                                 86          86
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $86)                                                                  86
                                                                         -------
TOTAL INVESTMENTS--100.0%
  (Cost $45,017)                                                         $45,241
                                                                         =======

See accompanying Notes to Schedules of Investments.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par        Value
                                                            -------     --------
MUNICIPAL BONDS--95.6%(a)
Alameda County, California Public Facilities
  Corp. Certificates of Participation (Capital
  Projects) (A A+)
  6.25%, 06/01/06                                            $1,000       $1,041
Alta Loma, California Elementary School District
  General Obligation Bonds Series 2/(AMBAC
  Insurance) (Aaa AAA)
  5.88%, 06/01/08                                               840          868
  5.88%, 06/01/09                                               860          884
Antioch Area, California Public Facilities
  Financing Agency Special Tax Community
  Facilities Revenue Bonds Series 89-1/(FGIC
  Insurance) (Aaa AAA)
  5.25%, 08/01/07                                             1,985        1,973
Bakersfield, California Hospital Revenue Bonds
  (Bakersfield Memorial Hospital) Series 1992A
  (A A-)
  6.50%, 01/01/22                                             1,000        1,005
California Educational Facilities Authority
  Revenue Bonds (Loyola Marymount University)
  Series 1992B (A1 -)
  6.60%, 10/01/22                                             1,450        1,537
California Educational Facilities Authority
  Revenue Bonds (Mills College) Series 1992
  (A -)
  6.88%, 09/01/22                                               500          527
California Educational Facilities Authority
  Revenue Bonds (St. Mary's College) Series 1993
  (A -)
  5.00%, 10/01/12                                             3,000        2,707
California Health Facilities Financing Authority
  Revenue Bonds (Assoc. of Retarded Citizens)
  Series 1991/(California Mortgage Insurance)
  (- A)
  7.00%, 05/01/21                                               455          477
California Health Facilities Financing Authority
  Revenue Bonds (Children's Hospital)/(MBIA
  Insurance) (Aaa AAA)
  5.38%, 07/01/16                                             5,180        4,882
California Health Facilities Financing Authority
  Revenue Bonds (Marshall Hospital)
  Series 1992A/(California Mortgage Insurance)
  (- A)
  6.63%, 11/01/22                                             4,000        4,125
California Housing Finance Agency Home Mortgage
  Revenue Bonds Series 1994G (Aa AA-)
  7.20%, 08/01/14                                             3,000        3,150
California Housing Finance Agency Home Mortgage
  Revenue Bonds Series 1995L/(MBIA Insurance)
  (Aaa AAA)
  5.90%, 08/01/17                                             1,000          986

------------------------------------------------------------------------------

                                                              Par        Value
                                                            -------     --------
California Housing Finance Agency Multi Unit
  Rental Housing Revenue Bonds II Series 1992B
  (A1 A+)
  6.70%, 08/01/15                                            $1,000       $1,039
California State Department of Water Resources
  Revenue Bonds (Central Valley Project)
  Series O (Aa AA)
  5.00%, 12/01/22                                             2,200        1,928
California State Public Works Board Lease
  Revenue Refunding Bonds (Various California
  State University Projects) Series 1992A (A A-)
  5.50%, 06/01/10                                             3,000        2,947
  6.70%, 10/01/17                                             1,250        1,305
California Statewide Community Development
  Authority Hospital Revenue Bonds Certificates
  of Participation (Cedars-Sinai Medical Center)
  Series 1992 (A1 -)
  6.50%, 08/01/15                                             1,250        1,277
California Statewide Community Development
  Authority Hospital Revenue Bonds Certificates
  of Participation (St. Joseph Health Systems)
  (Aa AA)
  6.50%, 07/01/15                                             2,000        2,082
Central Coast Water Authority Revenue Bonds
  (State Water Project Regional Facilities)
  Series 1992/ (AMBAC Insurance) (Aaa AAA)
  6.60%, 10/01/22                                             1,500        1,620
Chico, California Unified School District
  General Obligation Bonds Series C/(MBIA
  Insurance) (Aaa AAA)
  6.75%, 06/01/17                                               500          539
Fresno, California Health Facility Revenue Bonds
  (Holy Cross Health System--St. Agnes Medical
  Center) Series 1991 (A1 AA-)
  6.50%, 06/01/11                                               550          566
Los Angeles County, California Public Works
  Financing Authority Lease Revenue Refunding
  Bonds Series 1996A/(MBIA Insurance) (Aaa AAA)
  5.25%, 09/01/13                                             2,000        1,897
Los Angeles County, California Transportation
  Commission Sales Tax Revenue Refunding Bonds
  Series 1991B (A1 A+)
  6.50%, 07/01/13                                               555          572
Los Angeles, California Convention & Exhibition
  Center Authority Lease Revenue Refunding Bonds
  Series 1993A/(MBIA Insurance) (Aaa AAA)
  5.13%, 08/15/21                                             1,000          890

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par        Value
                                                            -------     --------
Los Angeles, California Department of Airports
  Revenue Refunding Bonds Series 1995A/(FGIC
  Insurance) (Aaa AAA)
  5.50%, 05/15/10                                              $560         $556
Los Angeles, California Department of Water &
  Power Electric Plant Revenue Bonds (Aa AA-)
  6.00%, 01/15/11                                               865          881
Los Angeles, California Harbor Department
  Revenue Bonds Series 1995A (Aa AA)
  6.50%, 08/01/25                                             3,000        3,124
Monterey Bay, California Unified Air Pollution
  Control Certificates of Participation
  (Administration Building Project)/
  (AMBAC Insurance) (- AAA)
  5.70%, 12/01/15                                               875          856
Northern California Power Agency Multiple
  Capital Facilities Revenue Bonds Series
  1992A/(MBIA Insurance) (Aaa AAA)
  6.50%, 08/01/12                                             3,300        3,523
Oceanside, California Building Authority
  Certificates of Participation Refunding Bonds
  Series 1993A (A BBB+)
  6.38%, 04/01/12                                             1,250        1,259
Ontario, California Redevelopment Authority
  Revenue Bonds (Project #1)/(MBIA Insurance &
  Escrowed to Maturity with Government
  Securities) (Aaa AA)
  5.50%, 08/01/18                                             2,000        1,915
Orange County, California Water District
  Certificates of Participation (1989 Project)
  (Aa AA)
  6.50%, 08/15/11                                             1,150        1,182
Oxnard, California Housing Finance Authority
  Lease Revenue Bonds Series 1993/
  (FSA Insurance) (Aaa AAA)
  5.38%, 06/01/16                                             2,000        1,872
Petaluma, California Consolidated Public
  Facilities Lease Certificates of Participation
  Series 1993A/ (AMBAC Insurance) (Aaa AAA)
  5.50%, 08/01/08                                               750          754
Sacramento, California Regional Transit District
  Certificates of Participation
  Series 1992A (A1 -)
  6.38%, 03/01/05                                               250          262
Sacramento, California Regional Transit District
  Refunding Certificates of Participation (Light
  Rail Transportation Project) (A1 A+)
  6.75%, 07/01/07                                             2,000        2,157

------------------------------------------------------------------------------

                                                              Par        Value
                                                            -------     --------
Saddleback Community College District,
  California Certificates of Participation
  (Capital Improvement Project) Series
  1996/(MBIA Insurance) (Aaa AAA)
  5.50%, 06/01/21                                            $1,500       $1,417
San Bernardino County, California Certificates
  of Participation (West Valley Detention
  Center)/ (MBIA Insurance) (Aaa AAA)
  6.50%, 11/01/12                                               420          448
San Diego County, California Regional
  Communication System Certificates of Participation
  Series 1996/(AMBAC Insurance) (Aaa AAA)
  5.50%, 08/15/18                                             2,700        2,592
San Diego, California Public Facilities Finance
  Authority Sewer Revenue Bonds/(FGIC Insurance)
  (Aaa AAA)
  5.00%, 05/15/25                                             4,045        3,555
San Francisco, California Bay Area Rapid Transit
  District Sales Tax Revenue Bonds Series 1995/
  (FGIC Insurance) (Aaa AAA)
  5.50%, 07/01/15                                             1,500        1,451
  5.50%, 07/01/20                                             2,000        1,915
San Francisco, California City & County Airports
  Revenue Bonds 2nd Series, Issue 11/(FGIC
  Insurance) (Aaa AAA)
  6.20%, 05/01/19                                             2,000        2,032
San Francisco, California Port Commission
  Revenue Refunding Bonds Series 1994 (A BBB+)
  5.90%, 07/01/09                                             2,500        2,475
San Jose--Santa Clara, California Water
  Financing Authority Sewer Revenue Bonds
  Series A/(FGIC Insurance) (Aaa AAA)
  5.38%, 11/15/20                                             1,500        1,402
Santa Clara County, California Financing
  Authority Lease Revenue Bonds (VMC Facility
  Replacement Project) Series 1994A/
  (AMBAC Insurance) (Aaa AAA)
  7.75%, 11/15/10                                             1,460        1,776
  6.88%, 11/15/14                                             2,000        2,192
Santa Clara, California Redevelopment Agency Tax
  Allocation Revenue Refunding Bonds (Bayshore
  North Project)/(AMBAC Insurance) (Aaa AAA)
  7.00%, 07/01/10                                             1,500        1,712
Southern California Public Power Authority
  Revenue Bonds (San Juan Power Project Unit 3)
  Series 1993A/(MBIA Insurance) (Aaa AAA)
  5.38%, 01/01/08                                             2,500        2,487
  5.00%, 01/01/20                                             2,000        1,767

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par        Value
                                                            -------     --------
Temecula, California Community Services District
  Certificates of Participation (Community
  Recreation Center Project) Series 1992 (- A)
  7.13%, 10/01/12                                            $1,000       $1,080
University of California Regents Housing System
  Revenue Bonds Series 1993A/(MBIA Insurance)
  (Aaa AAA)
  5.50%, 11/01/18                                             2,000        1,907
University of California Revenue Refunding Bonds
  (Multi Purpose Projects) Series C/(AMBAC
  Insurance) (Aaa AAA)
  5.13%, 09/01/18                                             3,500        3,154
Westminster, California Public Financing
  Authority Certificates of Participation (1994
  Civic Center & Street Improvement Project)
  (- A-)
  7.00%, 06/01/19                                             3,325        3,487
TOTAL MUNICIPAL BONDS                                                     ------
  (Cost $94,081)                                                          96,014
                                                                          ------
VARIABLE RATE OBLIGATIONS--4.3%(b)
California Pollution Control Financing Authority
  Revenue Bonds (Aa3 AA)
  3.75%, 09/01/96                                               100          100
California Pollution Control Financing Authority
  Revenue Bonds (Southern California Edison)
  Series 1986C (P-1 A-1+)
  3.75%, 09/01/96                                               400          400
California Pollution Control Financing Authority
  Revenue Bonds (Southern California Edison)
  Series 1986D (P-1 A-1+)
  3.75%, 09/01/96                                               100          100
Irvine, California Improvement Bond Act 1915
  Revenue Bonds (Assessment District No. 95-12)
  Series 1996A/(Kredietbank LOC) (VMIG1 A-1+)
  3.75%, 09/01/96                                               100          100
Orange County, California Sanitation District
  No. 123 Certificates of Participation (Capital
  Improvement Program 1990-92) Series C/(FGIC
  Insurance) (VMIG1 A-1+)
  3.65%, 09/01/96                                             3,600        3,600
                                                                          ------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $4,300)                                                            4,300
                                                                          ------

------------------------------------------------------------------------------

                                                            Shares       Value
                                                            -------     --------
CASH EQUIVALENTS -- 0.1%(c)
Provident Institutional Funds--California Money
  Fund Portfolio
  2.97%, 09/07/96                                                90          $90
                                                                        --------
TOTAL CASH EQUIVALENTS
  (Cost $90)                                                                  90
                                                                        --------
TOTAL INVESTMENTS--100.0%
  (Cost $98,471)                                                        $100,404
                                                                        ========

See accompanying Notes to Schedules of Investments.

------------------------------------------------------------------------------
NOTES TO SCHEDULES OF INVESTMENTS
August 31, 1996

Parenthetical disclosures which follow each security represent independent bond ratings, where available, as provided by Moody Investor Services, Inc. and Standard & Poor's Corporation which were in effect at August 31, 1996. These ratings are unaudited.

(a) Interest rates represent coupon rate of security.

(b) Interest rates vary periodically based on current market rates. Rates shown are the effective rates on August 31, 1996. Dates shown represent the latter of the demand date or next interest rate change date, which is considered the maturity date for financial reporting purposes. For variable rate securities without demand features, the next interest reset date is shown.

(c) Interest rates represent the yield on August 31, 1996.

Abbreviations
-------------
AMBAC      AMBAC Indemnity Corporation
FGIC       Financial Guaranty Insurance Company
FSA        Financial Security Assurance
LOC        Letter of Credit
MBIA       Municipal Bond Investors Assurance
VMIG       Variable Moody's Investment Grade

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1996

                                                  Schwab          Schwab
                                                California       California
                                            Short/Intermediate   Long-Term
                                                 Tax-Free        Tax-Free
                                                Bond Fund        Bond Fund
                                             ----------------    ---------
ASSETS
Investments, at value
  (Cost: $45,017 and $98,471,
  respectively)                                   $45,241        $100,404
Interest receivable                                   532           1,298
Receivable for Fund shares sold                        96              75
Deferred organization costs                             2               3
Prepaid expenses                                        9               1
                                                  -------        --------
    Total assets                                   45,880         101,781
                                                  -------        --------
LIABILITIES
Payable for:
  Dividends                                            26              72
  Fund shares redeemed                                 16              35
  Investment advisory and administration
    fee                                                --               4
  Other                                                50              54
                                                  -------        --------
    Total liabilities                                  92             165
                                                  -------        --------
Net assets applicable to outstanding
  shares                                          $45,788        $101,616
                                                  =======        ========
NET ASSETS CONSIST OF:
  Capital paid in                                 $46,401        $101,932
  Accumulated undistributed
    net investment income                              11              36
  Accumulated net realized loss on
    investments sold                                 (848)         (2,285)
  Net unrealized gain on investments                  224           1,933
                                                  -------        --------
                                                  $45,788        $101,616
                                                  =======        ========
PRICING OF SHARES
  Outstanding shares, $0.00001 par value
    (unlimited shares authorized)                   4,562           9,558
  Net asset value, offering and redemption
    price per share                                $10.04          $10.63

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (in thousands)
Year ended August 31, 1996

                                                  Schwab          Schwab
                                                California       California
                                            Short/Intermediate   Long-Term
                                                 Tax-Free        Tax-Free
                                                Bond Fund        Bond Fund
                                             ----------------    ---------
Interest income                                  $  2,030        $  5,685
                                                 --------        --------
Expenses:
  Investment advisory and administration
    fee                                               175             401
  Transfer agency and shareholder service
    fees                                              107             246
  Custodian fees                                       31              67
  Professional fees                                    32              37
  Shareholder reports                                  13              28
  Trustees' fees                                        4               6
  Registration fees                                     2               4
  Amortization of deferred organization
    costs                                               1               1
  Insurance and other expenses                          9              13
                                                 --------        --------
                                                      374             803
Less expenses reduced                                (164)           (323)
                                                 --------        --------
  Total expenses incurred by Fund                     210             480
                                                 --------        --------
Net investment income                               1,820           5,205
                                                 --------        --------
Net realized gain (loss) on investments
  sold:
  Proceeds from sales of investments               45,305         111,367
  Cost of investments sold                        (45,317)       (110,925)
                                                 --------        --------
    Net realized gain (loss) on
      investments sold                                (12)            442
                                                 --------        --------
Change in net unrealized gain (loss)
  on investments:
  Beginning of period                                 326           1,574
  End of period                                       224           1,933
                                                 --------        --------
    Increase (decrease) in net
      unrealized gain on investments                 (102)            359
                                                 --------        --------
Net gain (loss) on investments                       (114)            801
                                                 --------        --------
Increase in net assets resulting
  from operations                                $  1,706        $  6,006
                                                 ========        ========

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                         Schwab California       Schwab California
                                         Short/Intermediate          Long-Term
                                              Tax-Free                Tax-Free
                                             Bond Fund               Bond Fund
                                        --------------------    --------------------
                                                   Year ended August 31,
                                          1996        1995        1996        1995
                                        --------    --------    --------    --------
Operations:
  Net investment income                 $  1,820    $  1,791    $  5,205    $  5,074
  Net realized gain (loss) on
    investments sold                         (12)       (767)        442      (1,880)
  Increase (decrease) in net
    unrealized gain on investments          (102)      1,219         359       2,086
                                        --------    --------    --------    --------
  Increase in net assets
    resulting from operations              1,706       2,243       6,006       5,280
                                        --------    --------    --------    --------
Dividends to shareholders from
  net investment income                   (1,820)     (1,786)     (5,205)     (5,061)
                                        --------    --------    --------    --------
Capital share transactions:
  Proceeds from shares sold               19,657      12,494      31,008      22,400
  Net asset value of shares issued in
    reinvestment of dividends              1,443       1,403       3,436       3,479
  Less payments for shares redeemed      (15,837)    (22,364)    (23,674)    (42,485)
                                        --------    --------    --------    --------
  Increase (decrease) in net assets
    from capital share transactions        5,263      (8,467)     10,770     (16,606)
                                        --------    --------    --------    --------
Total increase (decrease) in net
  assets                                   5,149      (8,010)     11,571     (16,387)

Net assets:
  Beginning of period                     40,639      48,649      90,045     106,432
                                        --------    --------    --------    --------
  End of period (including
    undistributed net investment
    income of $11, $11, $36 and $36,
    respectively)                       $ 45,788    $ 40,639    $101,616    $ 90,045
                                        ========    ========    ========    ========
Number of Fund shares:
  Sold                                     1,951       1,271       2,893       2,201
  Reinvested                                 143         143         321         342
  Redeemed                                (1,572)     (2,293)     (2,210)     (4,220)
                                        --------    --------    --------    --------
  Net increase (decrease) in
    shares outstanding                       522        (879)      1,004      (1,677)

Shares outstanding:
  Beginning of period                      4,040       4,919       8,554      10,231
                                        --------    --------    --------    --------
  End of period                            4,562       4,040       9,558       8,554
                                        ========    ========    ========    ========

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

1. DESCRIPTION OF THE FUNDS

The Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund (the "Funds") are series of Schwab Investments (the "Trust"), a no-load, open-end management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940, as amended.

In addition to the Funds, the Trust also offers -- the Schwab 1000 Fund(R), Schwab Short/Intermediate Government Bond Fund, Schwab Long-Term Government Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Funds is to seek to provide a high level of current income that is exempt from federal income and State of California personal income taxes, consistent with preservation of capital. The Funds, which are not "diversified" investment companies within the meaning of the Investment Company Act of 1940, as amended, each invest primarily in debt obligations issued by or on behalf of the State of California, its political subdivisions, agencies or instrumentalities, the interest of which is not subject to federal income and State of California personal income taxes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities within 60 days or less of maturity are stated at amortized cost which approximates market value.

------------------------------------------------------------------------------

Security transactions and interest income -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium on investments. Realized gains and losses from security transactions are determined on an identified cost basis. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date.

Dividends to shareholders -- Each Fund declares a daily dividend, from its net investment income for that day, payable monthly. Distributions of net capital gains, if any, are recorded on ex-dividend date, payable annually on a calendar year basis.

Deferred organization costs -- Costs incurred in connection with the organization of the Funds, their initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

Expenses -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

All distributions paid by the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund during the year ended August 31, 1996, qualify as exempt interest dividends for federal tax purposes.

At August 31, 1996, (for financial reporting and federal income tax purposes), net unrealized gain for the Schwab California Short/Intermediate Tax-Free Bond Fund aggregated $224,000, of which $363,000 related to appreciated securities and $139,000 related to depreciated

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

securities, and net unrealized gain for the Schwab California Long-Term Tax-Free Bond Fund aggregated $1,933,000, of which $2,662,000 related to appreciated securities and $729,000 related to depreciated securities.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. Under this agreement, the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund incurred investment advisory and administration fees of $175,000 and $401,000, respectively, for the year ended August 31, 1996, before the Investment Manager reduced its fee (see Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. For the year ended August 31, 1996, the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund incurred transfer agency and shareholder service fees of $107,000, and $246,000, respectively, before Schwab reduced its fees (see Note 4).

Officers and trustees -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the year ended August 31, 1996, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Funds incurred fees aggregating $10,000 related to the Trust's unaffiliated trustees.

------------------------------------------------------------------------------

4. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees in order to limit the ratio of operating expenses to average net assets for each Fund. During the year ended August 31, 1996, the total of such fees reduced by the Investment Manager was $57,000 and $104,000 for the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund, respectively, and the total of such fees reduced by Schwab was $107,000 and $219,000 for the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund, respectively (see
Note 6).

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1996, were as follows
(in thousands):

                             Schwab California      Schwab California
                            Short/Intermediate          Long-Term
                            Tax-Free Bond Fund     Tax-Free Bond Fund
                            -------------------    -------------------
Purchases                         $13,425                $40,919
Proceeds of sales and
  maturities                      $ 8,224                $33,408

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

6. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                          Schwab California Short/Intermediate
                                                   Tax-Free Bond Fund
                                      ---------------------------------------------
                                                                       Period ended
                                          Year ended August 31,         August 31,
                                       1996       1995       1994         1993++
                                      -------    -------    -------    ------------
Net asset value at beginning of
  period                              $ 10.06    $  9.89    $ 10.13      $  10.00
Income from investment operations
---------------------------------
  Net investment income                  0.43       0.42       0.37          0.13
  Net realized and unrealized gain
    (loss) on investments               (0.02)      0.17      (0.24)         0.13
                                      -------    -------    -------      --------
  Total from investment operations       0.41       0.59       0.13          0.26
Less distributions
------------------
  Dividends from
    net investment income               (0.43)     (0.42)     (0.37)        (0.13)
  Distributions from realized
    gain on investments                    --         --         --            --
                                      -------    -------    -------      --------
  Total distributions                   (0.43)     (0.42)     (0.37)        (0.13)
                                      -------    -------    -------      --------
Net asset value at end of period      $ 10.04    $ 10.06    $  9.89      $  10.13
                                      =======    =======    =======      ========
Total return (%)                         4.11       6.17       1.29          2.57
----------------
Ratios/Supplemental data
------------------------
  Net assets, end of period (000s)    $45,788    $40,639    $48,649      $ 44,545
  Ratio of expenses to
    average net assets (%)               0.49       0.50       0.48          0.45*
  Ratio of net investment income to
    average net assets (%)               4.23       4.29       3.69          3.49*
  Portfolio turnover rate (%)              20         62         35             0
---------------
  Ratio of expenses to average net
    assets prior to reduced fees and
    absorbed expenses (%)+               0.87       0.84       0.86          1.25*
  Ratio of net investment income to
    average net assets prior to
    reduced fees and absorbed
    expenses (%)+                        3.85       3.95       3.31          2.69*

++ For the period April 21, 1993 (commencement of operations) to August 31,
   1993.

+ The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.

* Annualized

------------------------------------------------------------------------------

                                        Schwab California Long-Term Tax-Free Bond Fund
                                 -------------------------------------------------------------
                                                                 Eight months
                                                                    ended        Period ended
                                     Year ended August 31,        August 31,     December 31,
                                   1996      1995       1994         1993           1992++
                                 --------   -------   --------  -------------    -------------
Net asset value at
  beginning of period            $  10.53   $ 10.40   $  11.26     $   10.58        $ 10.00
Income from investment
----------------------
 operations
 Net investment income               0.57      0.56       0.56          0.38           0.51
 Net realized and unrealized
   gain (loss) on investments        0.10      0.13      (0.74)         0.68           0.58
                                 --------   -------   --------     ---------        -------
 Total from investment
   operations                        0.67      0.69      (0.18)         1.06           1.09
Less distributions
------------------
 Dividends from
   net investment income            (0.57)    (0.56)     (0.56)        (0.38)         (0.51)
 Distributions from realized
   gain on investments                 --        --       (.12)           --             --
                                 --------   -------   --------     ---------        -------
 Total distributions                (0.57)    (0.56)     (0.68)        (0.38)         (0.51)
                                 --------   -------   --------     ---------        -------
Net asset value at end of period $  10.63   $ 10.53   $  10.40     $   11.26        $ 10.58
                                 ========   =======   ========     =========        =======
Total return (%)                     6.43      6.98      (1.70)        10.13          11.10
----------------
Ratios/Supplemental data
------------------------
 Net assets, end of period
   (000s)                        $101,616   $90,045   $106,432     $ 138,067        $72,969
 Ratio of expenses to
   average net assets (%)            0.49      0.58       0.60          0.60*          0.45*
 Ratio of net investment income
   to average net assets (%)         5.30      5.54       5.12          5.18*          5.72*
 Portfolio turnover rate (%)           36        46         48            47            124
---------------
 Ratio of expenses to average
   net assets prior to reduced
   fees
   and absorbed expenses (%)+        0.82      0.81       0.80          0.87*          1.05*
 Ratio of net investment income
   to average net assets prior
   to reduced fees and absorbed
   expenses (%)+                     4.97      5.31       4.92          4.91*          5.12*

++ For the period February 24, 1992 (commencement of operations) to December 31,
   1992.

+ The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.

* Annualized

------------------------------------------------------------------------------

To the Trustees and Shareholders of
the Schwab California Short/Intermediate Tax-Free Bond Fund and
Schwab California Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund (two series constituting part of Schwab Investments, hereafter referred to as the "Trust") at August 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
September 24, 1996

                              SCHWABFUNDS FAMILY(R)

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio with one investment in any of our three asset allocation funds, choose from several equity markets with our equity funds, or diversify your portfolio across asset classes and fund management styles with our OneSource Portfolios. You can also select from different maturities with our bond fund choices, and take advantage of an array of money market funds.

                          SCHWAB ASSET ALLOCATION FUNDS
                  Schwab Asset Director(R) -- High Growth Fund
                  Schwab Asset Director -- Balanced Growth Fund
                Schwab Asset Director -- Conservative Growth Fund

                               SCHWAB EQUITY FUNDS
                            Schwab Analytics Fund(TM)
                               Schwab 1000 Fund(R)
                       Schwab International Index Fund(TM)
                         Schwab Small-Cap Index Fund(R)
                               Schwab S&P 500 Fund

                             SCHWAB FUND OF FUNDS 1
                  Schwab OneSource Portfolios -- International
               Schwab OneSource Portfolios -- Growth Allocation 2
              Schwab OneSource Portfolios -- Balanced Allocation 2

                                SCHWAB BOND FUNDS
                    Schwab Government Bond Funds -- Long-Term
                             and Short/Intermediate
         Schwab Tax-Free Bond Funds -- Long-Term and Short/Intermediate
               Schwab California Tax-Free Bond Funds -- Long-Term
                             and Short/Intermediate

                            SCHWAB MONEY MARKET FUNDS

Schwab offers an array of money market funds 3 that seek high current income with safety and liquidity. Choose from taxable or tax-exempt alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(TM).

Please call 1-800-2 NO-LOAD for a free prospectus and brochure for any of the SchwabFunds(R).

Each prospectus provides more complete information, including charges and expenses. Please read it carefully before investing.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.


1.       Funds that invest primarily in other mutual funds.

2. In subscription until November 15, 1996, unless the subscription period is extended, at an introductory share price of $10. After that date the share price will fluctuate.

3. Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the Funds will be able to maintain a stable share price of $1.

                                                    --------------
                                                      BULK RATE
                                                     U.S. POSTAGE
                                                         PAID
                                                    CHARLES SCHWAB
                                                    --------------



[SCHWABFUNDS FAMILY(R) LOGO]
101 Montgomery Street
San Francisco, California 94104

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)1996 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

TF4266R(9/96) CRS 10552 Printed on recycled paper.